UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 20, 2015 (July 20, 2015)

TIER REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-51293	68-0509956
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

17300 Dallas Parkway, Suite 1010, Dallas, Texas

75248

(Address of principal executive offices)

(Zip Code)

972-483-2400

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.             Other Events.

On July 20, 2015, Tier Operating Partnership LP (“Tier OP”), the operating partnership of TIER REIT, Inc. (which may be referred to herein as the “Registrant”), entered into an amendment (the “Amendment”) to its Amended and Restated Credit Agreement, dated as of June 30, 2015 (the “Credit Agreement”) that provides for a senior secured credit facility with total financing of up to $750 million with Wells Fargo Bank, National Association as administrative agent and lender; JPMorgan Chase Bank, N.A. as syndication agent and lender; and the other lenders from time to time parties thereto. The Amendment solely provides a technical correction to the legal name of a certain subsidiary guarantor to the guaranty and certain other loan documents.

The information set forth herein with respect to the Amendment does not purport to be complete in scope and is qualified in its entirety by the full text of the Amendment, which is filed hereto as Exhibit 99.1 and incorporated into this Current Report by reference.

On July 2, 2015, the Registrant filed a Current Report on Form 8-K (the “Prior 8-K”) to report Tier OP’s entry into the Credit Agreement and the related guaranty by the Registrant and certain subsidiaries of Tier OP.  Pursuant to applicable requirements, the Registrant stated in the Prior 8-K that it would file the Credit Agreement with the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2015.  In connection with the filing of this Current Report, the Registrant is voluntarily filing the Credit Agreement and related guaranty prior to the filing of its Quarterly Report on Form 10-Q.

Item 9.01.             Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit No.	Description

10.1

Amended and Restated Credit Agreement, dated as of June 30, 2015, by and among Tier Operating Partnership LP, as Borrower; TIER REIT, Inc., as Parent; the Financial Institutions party thereto and their assignees as Lenders; Wells Fargo Bank, National Association, as Administrative Agent; Wells Fargo Securities, LLC and J.P. Morgan Securities LLC, as Joint Lead Arrangers and Joint Bookrunners; JPMorgan Chase Bank, N.A., as Syndication Agent; and U.S. Bank National Association and Fifth Third Bank as Co-Documentation Agents (filed herewith)

10.2

Amended and Restated Guaranty, dated as of June 30, 2015, by TIER REIT, Inc. and the subsidiary guarantors identified on the signature pages thereto in favor of Wells Fargo Bank, National Association in its capacity as Administrative Agent for the Lenders under the Credit Agreement (filed herewith)

99.1

First Amendment to Amended and Restated Credit Agreement, dated as of July 20, 2015, by and among Tier Operating Partnership LP as Borrower; TIER REIT, Inc. as Parent; certain subsidiaries of TIER REIT, Inc. signatory thereto; and Wells Fargo Bank National Association as Administrative Agent (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIER REIT, INC.

Date: July 20, 2015	By:	/s/ Telisa Webb Schelin
	Name:	Telisa Webb Schelin
	Title:	Chief Legal Officer, Executive Vice President & Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1

Amended and Restated Credit Agreement, dated as of June 30, 2015, by and among Tier Operating Partnership LP, as Borrower; TIER REIT, Inc., as Parent; the Financial Institutions party thereto and their assignees as Lenders; Wells Fargo Bank, National Association, as Administrative Agent; Wells Fargo Securities, LLC and J.P. Morgan Securities LLC, as Joint Lead Arrangers and Joint Bookrunners; JPMorgan Chase Bank, N.A., as Syndication Agent; and U.S. Bank National Association and Fifth Third Bank as Co-Documentation Agents (filed herewith)

10.2

Amended and Restated Guaranty, dated as of June 30, 2015, by TIER REIT, Inc. and the subsidiary guarantors identified on the signature pages thereto in favor of Wells Fargo Bank, National Association in its capacity as Administrative Agent for the Lenders under the Credit Agreement (filed herewith)

99.1

First Amendment to Amended and Restated Credit Agreement, dated as of July 20, 2015, by and among Tier Operating Partnership LP as Borrower; TIER REIT, Inc. as Parent; certain subsidiaries of TIER REIT, Inc. signatory thereto; and Wells Fargo Bank National Association as Administrative Agent (filed herewith)